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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements Nos. 33-20981 and 33-88962 filed on Form S-8 and Nos. 333-111237 and 333-112100 filed on Form S-3 of Comstock Resources, Inc. and the related Prospectuses of our report dated February 26, 2004, with respect to the consolidated financial statements of Comstock Resources, Inc. included in this Annual Report on Form 10-K for the year ended December 31, 2003.

/s/ ERNST & YOUNG LLP
Dallas, Texas
March 12, 2004